Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated January 25, 2011
to the Statutory Prospectus for Class A, Class B, Class C and Class R Shares of Allianz Funds
Dated November 1, 2010
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of
Allianz Funds Dated November 1, 2010

Disclosure Related to Allianz AGIC Systematic Growth Fund

     Within the Fund Summary relating to the Allianz AGIC Systematic Growth Fund in the Prospectus, the subsection entitled “Management of the Fund — Portfolio Manager” is hereby restated in its entirety as follows:
Kunal Ghosh, Senior Vice President of AGIC and Portfolio Manager, has managed the Fund since 2009.
Jane Edmondson, Vice President of AGIC, has managed the Fund since 2011.
     The information relating to the Allianz AGIC Systematic Growth Fund contained in the table under “Management of the Funds — Sub-Advisers — AGIC” in the Prospectus is hereby restated in its entirety as follows:

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AGIC Systematic Growth Fund	Kunal Ghosh	2009	Senior Vice President and Portfolio Manager at AGIC and head of the Systematic Investment team. Prior to joining AGIC via a predecessor affiliate in 2006, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors; and a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh has seven years of relevant experience.

	Jane Edmondson	2011	Vice President and Portfolio Manager at AGIC and a member of AGIC’s Systematic Investment team. Prior to joining AGIC in 1996 via a predecessor affiliate, Ms. Edmondson was a financial consultant with Merrill Lynch. She has 19 years of relevant experience.

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated January 25, 2011
to the Statement of Additional Information
Dated November 1, 2010

Disclosure Related to Allianz AGIC Systematic Growth Fund (the “Fund”)

     The subsection captioned “AGIC” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to indicate that James Li no longer serves as a portfolio manager of the Fund and that Kunal Ghosh and Jane Edmondson share primary responsibility for the management of the Fund.
     Information regarding other accounts managed by Mr. Ghosh, as well as his ownership of securities of the Fund, is currently provided in the SAI. Ms. Edmondson’s updated other accounts managed information and her ownership of securities of the Fund, each as of December 31, 2010, is provided below.
Other Accounts Managed

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Jane Edmondson	3	220.00	29	1,117.30	2	161.80
Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Jane Edmondson	0	0	2	127.70	0	0
Securities Ownership

AGIC Systematic Growth	Dollar Range of Equity Securities
Jane Edmondson	$1 - $10,000